                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            PennFirst Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box): (previously paid by wire transfer)

[_]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                      [PennFirst Bancorp, Inc. Letterhead]



                                 March 20, 1998


Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of
PennFirst Bancorp, Inc. (the "Company").   The meeting will be held at the
Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on Tuesday, April 21, 1998, at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

    The Board of Directors of PennFirst Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

    It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Let me urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

    Your continued support of and interest in PennFirst Bancorp, Inc. is appreciated.

                              Sincerely,


                              /s/ Charlotte A. Zuschlag
                              Charlotte A. Zuschlag
                              President and Chief Executive Officer

                            PENNFIRST BANCORP, INC.
                              600 Lawrence Avenue
                       Ellwood City, Pennsylvania  16117
                                 (412) 758-5584

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 1998

                          ----------------------------

    NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of PennFirst Bancorp, Inc. (the "Company") will be held at the Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on Tuesday, April, 21, 1998, at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

    1. To elect three directors for a three-year term and until their successors are elected and qualified;

    2. To amend the Company's Amended and Restated Articles of Incorporation to change the corporate name to ESB Financial Corporation;

    3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1998;

    4. To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters which could come before the Annual Meeting.

    The Board of Directors has fixed March 10, 1998 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                         BY ORDER OF THE BOARD OF DIRECTORS


                         /s/ Frank D. Martz
                         Frank D. Martz
                         Senior Vice President of Operations and
                           Secretary
March 20, 1998
Ellwood City, Pennsylvania

  YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            PENNFIRST BANCORP, INC.

                         -----------------------------

                                PROXY STATEMENT

                         -----------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 21, 1998

General

    This Proxy Statement is being furnished to the holders of common stock, $0.01 par value per share ("Common Stock"), of PennFirst Bancorp, Inc. (the "Company"), the savings and loan holding company of ESB Bank, F.S.B. (including all predecessors thereto, "ESB Bank"), and Troy Hill Federal Savings Bank ("Troy Hill"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on Tuesday, April 21, 1998, at 10:00 a.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is expected to be mailed to stockholders on or about March 20, 1998.

Voting Rights

    Only stockholders of record at the close of business on March 10, 1998 ("Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 5,238,980 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding.

    Holders of record of Common Stock at the close of business on March 10, 1998 will be entitled to one vote per share on all matters that may properly come before the Annual Meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors. The election of directors requires an affirmative vote of a majority of the votes cast with a quorum present. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on March 10, 1998 is necessary to constitute a quorum at the Annual Meeting. Abstentions are considered in determining the presence of a quorum. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions will not be counted as votes cast, and accordingly will have no effect on the voting with respect to this proposal. The affirmative vote of the holders of a majority of the total votes eligible to be cast at the Annual Meeting is required for approval of the proposed amendment ("Amendment") to the Company's Amended and Restated Articles of Incorporation to change the corporate name to ESB Financial Corporation. Abstentions will have the same effect as a vote against the proposal. Under rules of the New York Stock Exchange, the proposals for election of directors, ratification of independent auditors, and approval of the Amendment are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

Proxies

    Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted (i) FOR the nominees for director described herein;
(ii) FOR approval of the proposed Amendment; (iii) FOR the ratification of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1998; and (iv) in the discretion of the proxy holder as to any other matter which may properly come before the Annual Meeting. Any holder of Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence.

    A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: PennFirst Bancorp, Inc., 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117,
Attention: Secretary.

Beneficial Ownership

    The following table sets forth information as to the Common Stock beneficially owned, as of March 10, 1998, by all directors and executive officers of the Company as a group. As of March 10, 1998, no person other than as set forth below was known by the Company to be the beneficial owner of more than 5% of the Company's issued and outstanding Common Stock.

                                            Amount and Nature of       Percent
Name and Address of Beneficial Owner      Beneficial Ownership(1)     of Class
------------------------------------      -----------------------     ---------
PennFirst Bancorp, Inc.
Employee Stock Ownership Plan Trust
600 Lawrence Avenue
Ellwood City, Pennsylvania  16117                 498,291(2)              9.51%

Directors and officers of the Company
  as a group (13 persons)                         767,970(3)             14.01%

-----------------

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of March 10, 1998 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) The PennFirst Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the PennFirst Bancorp, Inc. ESOP by an agreement between the Company and William B. Salsgiver, George William Blank, Jr., Herbert S. Skuba and Edmund C. Smith who act as trustees of the ESOP ("Trustees"). As of March 10, 1998, 248,384 shares held in the Trust were unallocated, and 249,907 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the PennFirst Bancorp, Inc. Employee Stock Ownership Plan ("ESOP"), the Trustees will generally vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will generally be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees.

(3) Includes 242,831 shares which may be acquired by all directors and officers of the Company as a group upon the exercise of stock options. Also includes 42,086 shares which are held by the ESOP, which have been allocated to the accounts of participating officers and, consequently, will be voted at the Annual Meeting by such participating officers. Does not include 601 shares held by a trust established by the Company to fund certain benefits to be paid to the President and Chief Executive Officer of the Company. See "Executive Compensation - Excess Benefit Plan."

                             ELECTION OF DIRECTORS


     The Amended and Restated Articles of Incorporation ("Articles of Incorporation") and Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by the Company's Bylaws is eight.

     At the Annual Meeting, stockholders of the Company will be asked to elect three directors of the Company for a three-year term and until their successors are elected and qualified. The three nominees for election as directors were selected by the Nominating Committee of the Board of Directors and each nominee currently serves as a director of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, except for Harry B. Thaner, Chairman of the Board of Troy Hill, and Edwin A. Thaner, a director of the Company and Troy Hill, who are father and son.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

     Article 7.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, to be made pursuant to timely notice in writing to the Secretary of the Company, as set forth in the Articles of Incorporation. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholders' notice must be delivered to, or mailed and received at, the principal executive offices of the Company, not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Each written notice of a stockholder nomination must set forth certain information specified in the Articles of Incorporation. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Articles of Incorporation.

Information with Respect to Nominees for Director and Continuing Directors

     The following tables present information concerning each nominee for director and each director whose term continues and reflects his/her tenure as a director of the Company, his/her principal occupation during the past five years as well as the number of shares of the Common Stock beneficially owned by each such person as of March 10, 1998.


           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2001


                                                                                      Common Stock
                                                                                  Beneficially Owned as
                                     Position with the Company                     of March 10, 1998(2)
                                     and Principal Occupation        Director      ---------------------
           Name              Age    During the Past Five Years         Since           No.          %
 ------------------------    ---    --------------------------       -------       -----------     -----
George William Blank, Jr.     74  Director; President of George        1974(1)       61,760(3)      1.18%
                                  W. Blank Supply Co., Inc.,
                                  Ellwood City, Pennsylvania, a
                                  concrete products
                                  manufacturer and building
                                  supply distributor.

Lloyd L. Kildoo               58  Director; Owner and Funeral          1986(1)      118,969(4)      2.26%
                                  Director of Glenn-Kildoo
                                  Funeral Homes of Zelienople
                                  and Cranberry Township,
                                  Pennsylvania.

Edwin A. Thaner               49  Director; Proprietor and             1997          26,506(5)        *
                                  principal engineer with E.A.
                                  Thaner & Associates,
                                  Wexford, Pennsylvania, a civil
                                  engineering firm.


           THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE NOMINEES
                            BE ELECTED AS DIRECTORS

                     DIRECTORS WITH TERMS EXPIRING IN 1999

                                                                                        Common Stock
                                                                                    Beneficially Owned as
                                 Position with the Company                          of March 10, 1998(2)
                                 and Principal Occupation            Director       ---------------------
           Name           Age   During the Past Five Years            Since           No.            %
 ----------------------   ---   --------------------------           -------        -----------     -----
Herbert S. Skuba          59  Vice Chairman of the Board of the        1988(1)       65,453(6)      1.25%
                              Company and ESB Bank; Director,
                              President and Chief Executive
                              Officer of Ellwood City Hospital,
                              Ellwood City, Pennsylvania.

Charlotte A. Zuschlag     46  Director; President and Chief            1988(1)      140,723(7)      2.65%
                              Executive Officer of the Company
                              since February 1991 and of ESB
                              Bank and Troy Hill since June 1989
                              and April 1997, respectively;
                              Executive Vice President and Chief
                              Executive Officer of ESB Bank
                              from November 1988 through May
                              1989; Vice President of Operations
                              of ESB Bank from May 1988
                              through November 1988.

William B. Salsgiver      64  Chairman of the Board of the             1987(1)      146,196(8)      2.77%
                              Company and ESB Bank; a
                              principal of the property
                              development and residential
                              construction firm, Perry Homes,
                              Zelienople, Pennsylvania.

                     DIRECTORS WITH TERMS EXPIRING IN 2000

                                                                                        Common Stock
                                                                                    Beneficially Owned as
                                  Position with the Company                          of March 10, 1998(2)
                                  and Principal Occupation            Director       ---------------------
           Name           Age    During the Past Five Years            Since           No.            %
 ----------------------   ---    --------------------------           -------        -----------     -----
Charles Delman             72   Director; retired; Chairman,           1994            30,110(9)      *
                                President and Chief Executive
                                Officer of ESB Bancorp, Inc.
                                from June 1989 to March
                                1994 and President of
                                Economy from 1971 to
                                December 1992.  Chairman
                                of Economy from January
                                1993 to March 1994.

                                                                                        Common Stock
                                                                                    Beneficially Owned as
                                  Position with the Company                          of March 10, 1998(2)
                                  and Principal Occupation            Director       ---------------------
           Name           Age    During the Past Five Years            Since           No.            %
 ----------------------   ---    --------------------------           -------        -----------     -----

Edmund C. Smith           77    Director; retired; former              1994           24,870(10)       *
                                Works Manager, Armco
                                Steel, Ambridge,
                                Pennsylvania.

------------------------------

*    Amounts to less than 1.0% of the issued and outstanding Common Stock.

(1)  Includes service with ESB Bank and all predecessors thereto.

(2) Based on information furnished by the respective individuals. For the purposes of the preceding tables, pursuant to rules promulgated by the SEC under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of March 10, 1998 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(3) Includes 4,300 shares owned jointly with Mr. Blank's wife, with whom voting and dispositive power is shared, 14,000 shares held in Mr. Blank's IRA, 4,549 shares held in Mr. Blank's Keogh Account and 10,230 shares which may be acquired by Mr. Blank upon the exercise of stock options.

(4) Includes 12,600 shares held by Mr. Kildoo's wife, 72,587 shares owned jointly with Mr. Kildoo's wife, with whom voting and dispositive power is shared, 3,421 shares owned jointly by Mr. Kildoo's wife and mother-in-law, and 3,801 shares owned jointly with Mr. Kildoo's sons, all of which Mr. Kildoo may be deemed to beneficially own, and 19,300 shares which may be acquired by Mr. Kildoo upon the exercise of stock options.

(5) Includes 598 shares held by Mr. Thaner's wife, 7,891 shares owned jointly with Mr. Thaner's wife, with whom voting and dispositive power is shared, 54 shares held in Mr. Thaner's IRA, 39 shares held in Mr. Thaner's wife's IRA, 65 shares held in Mr. Thaner's wife's profit sharing plan, and 17,859 shares which may be acquired by Mr. Thaner upon the exercise of stock options.
                                         (Footnotes continued on following page)

------------------------------

(6) Includes 16,855 shares held by Mr. Skuba's wife, 21,514 shares owned jointly with Mr. Skuba's wife, with whom voting and dispositive power is shared, 1,852 shares held in trust for Mr. Skuba's son for which Mr. Skuba is custodian, 529 shares held in Mr. Skuba's IRA and 13,703 shares which may be acquired by Mr. Skuba upon the exercise of stock options. Does not include 20,886 shares owned by the Ellwood City Hospital, of which Mr. Skuba serves as President and Chief Executive Officer and as to which beneficial ownership is disclaimed.

(7) Includes 890 shares held in trust for Ms. Zuschlag's five nieces and nephews, for which she is custodian, 176 shares held in trust for Ms. Zuschlag's two godsons, for which she is custodian, 3,502 shares held in Ms. Zuschlag's IRA, 70,915 shares which may be acquired by Ms. Zuschlag upon the exercise of stock options and 9,106 shares held by the Company's ESOP for the account of Ms. Zuschlag. Does not include 601 shares held by a trust established by the Company to fund certain benefits to be paid to Ms. Zuschlag pursuant to an Excess Benefit Plan. Ms. Zuschlag does not possess voting or investment power with respect to such shares. See "Executive Compensation - Excess Benefit Plan."

(8) Includes 104,894 shares owned jointly with Mr. Salsgiver's wife, with whom voting and dispositive power is shared, 5,713 shares held in Mr. Salsgiver's IRA and 35,589 shares which may be acquired by Mr. Salsgiver upon the exercise of stock options.

(9) Includes 13,109 shares owned by Mr. Delman's wife, 781 shares held in Mr. Delman's IRA, 11,280 shares which may be acquired by Mr. Delman upon the exercise of stock options and 4,940 shares held by the Company's ESOP for the account of Mr. Delman.

(10) Includes 9,240 shares which may be acquired by Mr. Smith upon the exercise of stock options.


Executive Officers Who Are Not Directors

     The following table sets forth certain information with respect to the executive officers of the Company who are not also directors of the Company. All executive officers of the Company are elected annually by the Board of Directors and shall serve at the discretion of the Board of Directors.

                               Position with the Company and Principal Occupation
        Name           Age                 During the Past Five Years
------------------     ---  --------------------------------------------------------
Frank D. Martz          42  Senior Vice President of Operations of the Company since
                            April 1993 and Secretary of the Company since February
                            1991; Senior Vice President of Operations of ESB Bank
                            since April 1993 and Secretary of ESB Bank since
                            November 1989; Vice President of Operations of the
                            Company from February 1991 through April 1993 and of
                            ESB Bank from November 1988 through April 1993.

Charles P. Evanoski     39  Senior Vice President and Chief Financial Officer of the
                            Company and ESB Bank since April 1993; Vice President
                            of the Company from November 1991 through April 1993
                            and Treasurer/Controller of the Company from February
                            1991 through April 1993; Vice President of ESB Bank
                            from November 1991 through April 1993 and
                            Treasurer/Controller of ESB Bank from November 1988
                            through April 1993.

Todd F. Palkovich       43  Senior Vice President of Lending of the Company and
                            ESB Bank since April 1993; Vice President of Lending of
                            the Company and ESB Bank from March 1991 through
                            April 1993; Commercial Loan Officer with Union National
                            Bank of Pittsburgh from 1987 to March 1991.

Robert C. Hilliard      48  Senior Vice President of Internal Audit/Compliance of
                            the Company and ESB Bank since March 1995.  President
                            and Chief Executive Officer of Economy Savings Bank,
                            PaSA ("Economy") from January 1993 to March 1995.
                            Vice President, Treasurer and Chief Financial Officer of
                            ESB Bancorp, Inc. from June 1989 to March 1994 and
                            Vice President, Treasurer and Chief Financial Officer of
                            Economy from April 1981 to December 1992.  Mr.
                            Hilliard is a certified public accountant.

                               Position with the Company and Principal Occupation
        Name           Age                 During the Past Five Years
------------------     ---  --------------------------------------------------------
William C. Marsh        31  Vice President, Treasurer and Controller of the Company
                            and ESB Bank since January 1998; Vice President and
                            Controller of the Company and ESB Bank from June 1997
                            to January 1998; Executive Vice President and Chief
                            Financial Officer of First Financial Corporation of
                            Western Maryland from February 1995 to May 1997;
                            Manager at KPMG Peat Marwick, LLP from January 1988
                            to February 1995.  Mr. Marsh is a certified public
                            accountant.


Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, the Company believes that during 1997, all Section 16(a) filing requirements applicable to its officers and directors were complied with, except that Mr. Thaner was late once in reporting one transaction.

The Board of Directors and Its Committees

     Regular meetings of the Board of Directors of the Company are held on a monthly basis and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were 27 meetings of the Board of Directors of the Company held during the 12 months ended December 31, 1997. No director attended fewer than 75% of both the aggregate total number of meetings of the Board of Directors held during the 12 months ended December 31, 1997 and the total number of meetings held by all committees of the Board on which the director served during such year.

     The Board of Directors of the Company has established various standing committees of the Board, including Executive, Compensation and Audit/Compliance Committees. The entire Board of Directors of the Company acts as a Nominating Committee.

     The Executive Committee of the Company is authorized to exercise the powers of the Board of Directors between regular meetings of the Board. Currently, Messrs. Skuba (Chairman), Salsgiver, Delman and Ms. Zuschlag serve as members of this Committee. During the 12 months ended December 31, 1997, the Executive Committee did not meet.

     The Compensation Committee of the Company makes recommendations regarding officer salaries to the Board of Directors. Currently, Messrs. Salsgiver (Chairman), Kildoo and Smith serve as members of this Committee. During the 12 months ended December 31, 1997, the Compensation Committee met three times.

     The Audit/Compliance Committee of the Company reviews the Company's records and affairs to determine its financial condition, reviews the Company's systems of internal control with management and the independent auditors, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, Messrs. Blank (Chairman), Kildoo, Smith and Thaner serve as members of this Committee. The Audit/Compliance Committee met five times during the 12 months ended December 31, 1997.

     The Company and its subsidiaries have other committees comprised of officers and directors of the Company and such subsidiaries which meet for specific purposes. The Boards of Directors of the Company and its subsidiaries have authority under their respective Bylaws to establish such other committees from time-to-time as may be deemed necessary.

Directors' Compensation

     As of December 1, 1997, except as described below, all non-employee directors of the Company receive $720 per month (except for Mr. Skuba who receives $936 per month as Vice Chairman of the Company's Board of Directors) and are not compensated for attendance at committee meetings. Mr. Salsgiver receives $1,152 per month as Chairman of the Company's Board of Directors. In addition, fees are paid to members of the Board of Directors of ESB Bank, Troy Hill and PennFirst Financial Services, Inc., subsidiaries of the Company. Full-time employee directors of the Company do not receive any fees for Board or committee meetings.

     During 1997, total compensation paid to directors of the Company amounted to $63,165 in the aggregate.


                             EXECUTIVE COMPENSATION
Summary

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company or its subsidiaries for services rendered in all capacities during the last three fiscal years to the President and Chief Executive Officer and other executive officers of the Company, whose total compensation during the last fiscal year exceeded $100,000.

                           Summary Compensation Table

====================================================================================================================================

                                                                               Long Term Compensation
                                          Annual Compensation          ---------------------------------------
                                                         Other               Awards                Payouts          All Other
    Name and                                             Annual        ---------------------------------------     Compensation
Principal Position          Year   Salary    Bonus    Compensation     Securities Underlying         LTIP
                                                          (1)                 Options               Payouts
-----------------------------------------------------------------------------------------------------------------------------------
Charlotte A. Zuschlag        1997  $229,818  $100,000      $--               8,800(2)                  $--           $ 3,805(5)
President and Chief          1996   200,346    25,000       --               8,790(3)                   --            28,282(6)
Executive Officer            1995   184,861    20,000       --               5,500(3)                   --            34,777(7)
-----------------------------------------------------------------------------------------------------------------------------------
Charles P. Evanoski          1997  $ 95,439  $ 18,300      $--               3,300(2)                  $--           $ 3,805(5)
Senior Vice President and    1996    87,800    11,000       --               3,291(3)                   --            16,941(6)
Chief Financial Officer      1995    80,443     6,400       --               2,200(3)                   --            18,834(7)
-----------------------------------------------------------------------------------------------------------------------------------
Frank D. Martz               1997  $ 95,439  $ 18,300      $--               3,300(2)                  $--           $ 3,805(5)
Senior Vice President of     1996    87,800    11,000       --               3,291(3)                   --            16,941(6)
Operations and Secretary     1995    80,443     6,400       --               2,200(3)                   --            18,834(7)
-----------------------------------------------------------------------------------------------------------------------------------
Todd F. Palkovich            1997  $ 95,439  $ 18,300      $--               3,300(2)                  $--           $ 3,805(5)
Senior Vice President of     1996    87,800    11,000       --               3,291(3)                   --            16,941(6)
Lending                      1995    80,443     6,400       --               2,200(3)                   --            18,834(7)
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Hilliard           1997  $ 88,356  $ 17,320      $--               3,300(2)                  $--           $ 3,699(5)
Senior Vice President of     1996    84,106    10,000       --               3,291(3)                   --            16,209(6)
Internal Audit/Compliance    1995    77,132    22,650       --             2,000(3)(4)                  --            18,065(7)
====================================================================================================================================

-----------------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues and the use and maintenance of an automobile owned by ESB Bank. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended December 31, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(2) Consists of awards granted pursuant to the Company's 1997 Stock Option Plan (as adjusted for a 10% stock dividend).

(3) Consists of awards granted pursuant to the Company's 1992 Stock Incentive Plan (as adjusted for any subsequent stock splits and a 10% stock dividend).

(4)  Exercised prior to the 10% stock dividend.

                                         (Footnotes continued on following page)

-------------------
(5) During the year ended December 31, 1997, consists of amounts allocated, accrued or paid by the Company on behalf of Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich and Hilliard pursuant to the Retirement Savings and Profit Sharing Plan and Trust ("Profit Sharing Plan") of $3,805, $3,805, $3,805, $3,805 and $3,699, respectively. ESOP allocations have not yet been made for 1997.

(6) During the year ended December 31, 1996, consists of amounts allocated, accrued or paid by the Company on behalf of Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich and Hilliard pursuant to the Profit Sharing Plan of $5,247, $3,458, $3,458, $3,458 and $3,294, respectively. During the year ended December 31, 1996, consists of amounts allocated, accrued or paid by the Company on behalf of Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich and Hilliard pursuant to the ESOP of $23,035, $13,483, $13,483, $13,483 and $12,915, respectively.

(7) During the year ended December 31, 1995, consists of amounts allocated, accrued or paid by the Company on behalf of Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich and Hilliard pursuant to the Profit Sharing Plan of $5,009, $2,870, $2,870, $2,870 and $2,758, respectively. During the year ended December 31, 1995, consists of amounts allocated, accrued or paid by the Company on behalf of Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich and Hilliard pursuant to the ESOP of $29,768, $15,964, $15,964, $15,964 and $15,307, respectively.

Stock Options

     The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's 1997 Stock Option Plan to the named executive officers during the year ended December 31, 1997. There were no stock option grants pursuant to either the Company's 1990 Stock Option Plan or 1992 Stock Incentive Plan to the named executive officers during 1997.

=================================================================================================================
                                                                                 Potential Realizable Value at
                                                                                     Assumed Annual Rates
                                                                                  of Stock Price Appreciation
                              Individual Grants                                       for Option Term(4)
-----------------------------------------------------------------------------------------------------------------
                                       % of Total
                                        Options
                         Options       Granted to       Exercise      Expiration
Name                     Granted(1)   Employees(2)    Price(1)(3)       Date              5%              10%
Charlotte A. Zuschlag       8,800         19.7%          $12.84       6/16/2007        $66,088         $165,176
------------------------------------------------------------------------------------------------------------------
Charles P. Evanoski         3,300          7.4%          $12.84       6/16/2007        $24,783         $ 61,941
------------------------------------------------------------------------------------------------------------------
Frank D. Martz              3,300          7.4%          $12.84       6/16/2007        $24,783         $ 61,941
------------------------------------------------------------------------------------------------------------------
Todd F. Palkovich           3,300          7.4%          $12.84       6/16/2007        $24,783         $ 61,941
------------------------------------------------------------------------------------------------------------------
Robert C. Hilliard          3,300          7.4%          $12.84       6/16/2007        $24,783         $ 61,941
==================================================================================================================

                                                   (Footnotes on following page)

----------------------------

(1)  Adjusted for a 10% stock dividend.

(2) Percentage of options to purchase 44,770 shares of common stock granted to all employees during 1997.

(3) The exercise price was based on the market price of the common stock on the date of grant.

(4) Assumes compounded rates of return for the remaining life of the options and future stock prices of $20.35 and $31.61 at compounded rates of return of 5% and 10%, respectively.

     The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's 1997 Stock Option Plan, the 1992 Stock Incentive Plan and the 1990 Stock Option Plan by the named executive officers during the year ended December 31, 1997. All options were exercisable at December 31, 1997.

================================================================================================================
             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
----------------------------------------------------------------------------------------------------------------

                                                                           Number of           Value of
                                                                      Securities Underlying    Unexercised
         Name                    Shares Acquired                        Unexercised Options  Options at Year
                                  on Exercise         Value Realized        at Year End(1)       End(2)
----------------------------------------------------------------------------------------------------------------
Charlotte A. Zuschlag                  --               $--                   70,915            $832,509
----------------------------------------------------------------------------------------------------------------
Charles P. Evanoski                    --                --                   13,142              98,033
----------------------------------------------------------------------------------------------------------------
Frank D. Martz                         --                --                   13,142              98,033
----------------------------------------------------------------------------------------------------------------
Todd F. Palkovich                      --                --                   13,142              98,033
----------------------------------------------------------------------------------------------------------------
Robert C. Hilliard                     --                --                    6,591              41,486
================================================================================================================

--------------------------
(1)  As adjusted for subsequent stock splits and a 10% stock dividend.

(2)  Based on a per share market price of $18.625 at December 31, 1997.

Employment Agreement

     On June 13, 1990, ESB Bank entered into a three-year employment agreement (the obligations of which were assumed by the Company) with Ms. Zuschlag, the Company's President and Chief Executive Officer ("Employment Agreement"). Pursuant to the Employment Agreement, the salary level for Ms. Zuschlag may be adjusted each year as determined by the Board of Directors. Effective December 1, 1997, such amount was adjusted to $251,350. The Employment Agreement is automatically renewed for successive one-year terms on each anniversary date of the commencement of the Employment Agreement unless either the Board of Directors or Ms. Zuschlag provides contrary written notice to the other not less than 45 days in advance of such anniversary date. The Employment Agreement is terminable by the Company for just cause, as defined, at any time upon written notice or based upon certain events specified by the rules and regulations of the Office of Thrift Supervision ("OTS"). The Employment Agreement also contains provisions which provide Ms. Zuschlag with specified benefits in the event that she is terminated subsequent to a change in control, as defined, of the Company or Ms. Zuschlag terminates her employment subsequent to a change in control for good reason, as defined.

     The Employment Agreement defines "change in control" to include any of the following (i) a change in control as defined in 12 C.F.R. Section 574.4(a) and
(b) subject to the provisions of 12 C.F.R. Section 574.4(c); (ii) any change in control required to be reported pursuant to Item 6(e) of Schedule 14A promulgated under the Exchange Act; (iii) the acquisition of beneficial ownership by any person (as defined in Sections 13(d) and 14(d) of the Exchange
Act) of 25% or more of the combined voting power of the Company's then outstanding securities; or (iv) during any period of two consecutive years, a change in the majority of the Board of Directors for any reason unless the election of each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     The Employment Agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Company. Severance payments will also be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to an acquisition of control, Ms. Zuschlag is assigned duties inconsistent with her position, duties, responsibilities and status immediately prior to such change in control. The severance payments from the Company will equal 2.99 times Ms. Zuschlag's average annual compensation for the preceding three years. Such amount will be paid within five business days following the termination of employment. As of December 31, 1997, Ms. Zuschlag would be entitled to severance payments of approximately $848,421 in the event of a termination of employment in connection with any change in control of the Company. Section 280G of the Code, states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the employer is not entitled to deduct the amount of such excess payments. The Employment Agreement provides that if the severance payments to Ms. Zuschlag constitute excess parachute payments in the opinion of counsel to the Company in consultation with the Company's independent accountants, then payments shall be reduced to the largest amount that can be paid without constituting excess parachute payments.

Compensation Committee

     Executive compensation is determined by the Compensation Committee of the Board of Directors. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below.

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

     The executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"), which is composed of the individuals listed below this report, none of whom is a full-time employee director of the Company. The Committee makes recommendations regarding officer salaries to the Board of Directors.

     The Committee determines the level of salary increases, if any, to take effect on December 1 after reviewing various published surveys of compensation paid to executives performing similar duties for financial institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in ESB Bank's market. Also, it is the policy of the Committee to determine the salary components of executive compensation upon the basis of corporate performance, although the performance factors which the Committee considers are profitability, capital levels, and performance relative to such industry standards as problem asset levels, loan production, regulatory compliance, and asset-liability management. The Committee also considers whether or not the overall value of the Company has improved from year to year.

     The Company's executive compensation program has been designed to:

     1. Align the interests of executives with the interests of the stockholders by providing performance based awards in cash and stock; and

     2. Allow the Company to compete for and retain executives critical to the Company's success by providing an opportunity for compensation that is comparable to the levels offered by other companies in our market.

     Stock options were granted to Executive Officers of the Company during fiscal 1995. Ms. Zuschlag received 5,500 options and Messrs. Evanoski, Martz and Palkovich received 2,200 options, 2,200 options and 2,200 options, respectively (adjusted for a subsequent 10% stock dividend). Mr. Hilliard received 2,000 options which were exercised prior to the 10% stock dividend. Stock options were granted to Executive Officers of the Company during fiscal 1996. Ms. Zuschlag received 8,790 options and Messrs. Evanoski, Martz, Palkovich and Hilliard received 3,291 options, 3,291 options, 3,291 options and 3,291 options, respectively (adjusted for a subsequent 10% stock dividend). Stock options were granted to Executive Officers of the Company during fiscal 1997. Ms. Zuschlag received 8,800 options and Messrs. Evanoski, Martz, Palkovich and Hilliard received 3,300 options, 3,300 options, 3,300 options and 3,300 options, respectively (adjusted for a subsequent 10% stock dividend).

     Bonuses were paid to Executive Officers of the Company during fiscal 1995. Ms. Zuschlag received $20,000. Messrs. Evanoski, Martz, Palkovich and Hilliard were paid $6,400, $6,400, $6,400 and $22,650, respectively. Bonuses were paid to Executive Officers of the Company during fiscal 1996. Ms. Zuschlag received $25,000. Messrs. Evanoski, Martz, Palkovich and Hilliard were paid $11,000, $11,000, $11,000 and $10,000, respectively. Bonuses were paid to Executive Officers of the Company during fiscal 1997. Ms. Zuschlag received $100,000. Messrs. Evanoski, Martz, Palkovich and Hilliard were paid $18,300, $18,300, $18,300 and $17,320, respectively.

     Ms. Zuschlag's salary increased from $184,861 for fiscal 1995 to $200,346 for fiscal 1996 to $229,818 for fiscal 1997. Messrs. Evanoski, Martz and Palkovich's compensation increased from $80,443 for fiscal 1995 to $87,800 for fiscal 1996 to $95,439 for fiscal 1997. Mr. Hilliard's compensation increased from $77,132 for fiscal 1995 to $84,106 for fiscal 1996 to $88,356 for fiscal 1997. At the meeting of the Committee that determined Executive Officers salaries to be effective December 1, 1997, the Committee reviewed and considered various published compensation surveys, the Executive Officers increased scope of responsibilities relating to ESB Bank's and Troy Hill's continuing growth as well as the aforementioned factors. After reviewing the aforementioned factors, the Committee recommended to the Board of Directors an increase in salary to a level of $251,350 for Ms. Zuschlag, a level of $102,600 for Messrs. Evanoski, Martz and Palkovich and a level of $94,160 for Mr. Hilliard effective December 1, 1997.

                         The Compensation Committee


                         William B. Salsgiver (Chairman)
                         Lloyd L. Kildoo
                         Edmund C. Smith

Performance Graph

     The following two graphs compare the yearly cumulative total return on the Common Stock over five-year and seven-year (reflecting consummation of the Bank's reorganization into the holding company form of organization on July 1,
1991) measurement periods with (i) the yearly cumulative total return on the stocks included in the S&P 500 Total Return Index and (ii) the yearly cumulative total return on the stocks included in the SNL Securities All Banks and Thrifts Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable year.





                             [GRAPH APPEARS HERE]

                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN
      AMONG PENNFIRST BANCORP., INC., S&P 500, SNL ALL BANKS AND THRIFTS

Measurement period
(Fiscal year Covered)        PENNFIRST BANCORP., INC.            S&P 500             SNL ALL BANKS AND THRIFTS
---------------------        ------------------------            -------             -------------------------
Measurement PT -
FYE 12/31/92                 $100.00                              $100.00             $100.00
FYE   12/31/93               $100.19                              $110.08             $110.97
FYE   12/31/94               $ 87.36                              $111.53             $108.52
FYE   12/31/95               $109.82                              $153.44             $168.94
FYE   12/31/96               $118.25                              $188.52             $234.17
FYE   12/31/97               $187.90                              $251.44             $359.47



                             [GRAPH APPEARS HERE]

                  COMPARISON OF SEVEN YEAR CUMULATIVE RETURN
    AMONG PENNFIRST BANCORP, INC., S&P 500, AND SNL ALL BANK & THRIFT INDEX

Measurement period
(Fiscal year Covered)        PENNFIRST BANCORP, INC.             S&P 500             SNL ALL BANK & THRIFT INDEX
---------------------        ------------------------            -------             ---------------------------
Measurement PT -
FYE 12/31/90                 $100.00                              $100.00             $100.00
FYE   12/31/91               $168.02                              $130.47             $162.37
FYE   12/31/92               $304.09                              $140.41             $222.96
FYE   12/31/93               $304.67                              $154.56             $247.42
FYE   12/31/94               $265.65                              $156.60             $241.95
FYE   12/31/95               $333.94                              $215.44             $376.67
FYE   12/31/96               $359.57                              $264.70             $522.10
FYE   12/31/97               $571.38                              $353.03             $801.47





Excess Benefit Plan

     On October 30, 1996, the Company adopted an Excess Benefit Plan ("EBP") for the purpose of permitting Ms. Zuschlag, and any other employees of the Company who may be designated pursuant to the EBP, to receive certain benefits that Ms. Zuschlag and any other employees of the Company otherwise would be eligible to receive under the Company's Retirement Plan and ESOP but for the limitations set forth in Sections 401(a)(17), 402(g) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the EBP, during any plan year the Company shall make matching contributions on behalf of the participant in an amount equal to the amount of matching contributions that would have been made by the Company on behalf of the participant but for limitations in the Code, less the actual amount of matching contributions actually made by the Company on behalf of the participant. Finally, the EBP generally provides that during any plan year a participant shall receive a supplemental ESOP allocation in an amount equal to the amount which would have been allocated to the participant but for limitations in the Code, less the amount actually allocated to the participant pursuant to the ESOP. The supplemental benefits to be received by a participant pursuant to the EBP shall be credited to an account maintained pursuant to the EBP within 180 days after the end of each plan year. In connection with its adoption of the EBP, the Company adopted a trust which currently holds 601 shares of Common Stock to fund its obligation to Ms. Zuschlag under the EBP.

Indebtedness of Management

     In accordance with applicable federal laws and regulations, ESB Bank and Troy Hill offer mortgage loans to its directors, officers and full-time employees for the financing of their primary residences as well as various consumer loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties;
(ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined.

     The following table sets forth information as to all directors and executive officers of the Company, including members of their immediate families and affiliated entities, who had loans with ESB Bank aggregating $60,000 or more during the 12 months ended December 31, 1997. No director or executive officer of the Company, including members of their immediate families and affiliated entities, had loans with Troy Hill aggregating $60,000 or more during the 12 months ended December 31, 1997.

                                                             Highest                Interest
                                                    Year     Balance    Principal     Rate
Name and Position                 Nature of         Loan   from 1/1/97  Balance at   as of
or Relationship                  Indebtedness       Made   to 12/31/97    12/31/97  12/31/97
------------------------    ----------------------  ----   -----------  ----------  --------
Perry Homes(1)              Commercial real estate   1972   $   45,546   $   2,588      8.00%
                            Commercial real estate   1974      231,274     191,709      9.00
                            Commercial real estate   1974       28,703      18,378      8.50
                            Commercial real estate   1976      122,666     104,715      9.25

Ellwood City Hospital(2)    Commercial business      1994    1,105,012     613,895      5.00

                                                   (Footnotes on following page)

-----------------------

(1) Mr. Salsgiver, a director of the Company since 1991 and ESB Bank since 1987, is one of the principals of Perry Homes, a property development and construction firm.

(2) Mr. Skuba, a director of the Company since 1991 and ESB Bank since 1988, is the President and Chief Executive Officer of the Ellwood City Hospital.


              PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED
             ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME
                          TO ESB FINANCIAL CORPORATION

     The Board of Directors has unanimously adopted, subject to stockholder approval, a proposal to amend Article 1 of the Company's Amended and Restated Articles of Incorporation to change the corporate name to "ESB Financial Corporation."

     The Board of Directors believes that the holding company name should more closely relate to the name of the Company's lead savings bank and, thereby, be better recognized by our customers and stockholders. The Board sees geographic limitations in the name "PennFirst Bancorp, Inc.," and accordingly, recommends that the holding company name be changed to "ESB Financial Corporation." Subject to stockholder approval, when effective, the stock of ESB Financial Corporation will trade on the Nasdaq National Market under the symbol "ESBF."

     The change of the Company's corporate name will not effect the name of ESB Bank, which will continue to operate as a community savings bank under its existing name. Later this year, subject to the approval of the Office of Thrift Supervision, we plan to merge Troy Hill, a wholly-owned savings bank subsidiary, into ESB Bank, and ESB Bank will then be the Company's only savings bank subsidiary.

     The description of the proposed Amendment is qualified in its entirety by reference to the complete text of the Amendment which appears as Appendix A.

     The Board of Directors recommends that you vote FOR approval of the proposed Amendment. A majority of the total votes eligible to be cast at the Annual Meeting is required for approval of the proposed Amendment.


          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, as independent auditors for the Company for the year ending December 31, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by KPMG Peat Marwick LLP that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. KPMG Peat Marwick LLP will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG Peat Marwick LLP, as independent auditors for the year ending December 31, 1998. A majority of the total votes cast at the Annual Meeting is required for ratification of the appointment of the independent auditors.


                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Company. The Company has retained Morrow & Company, a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arrangement with such firm is $3,000 plus reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.


                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company, must be received at the principal executive offices of the Company, 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117,
Attention: Secretary, no later than Friday, November 20, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company's Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10.F of the Company's Articles of Incorporation, which provides that to be properly brought before an annual meeting, business must be (a) properly brought before the meeting by or at the direction of the Board of Directors or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Articles of Incorporation. No stockholder proposals have been received by the Company in connection with the Annual Meeting.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

     Stockholders of the Company as of the Voting Record Date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the twelve months ended December 31, 1997 ("Annual Report"). Included in the Annual Report are the consolidated statements of financial condition of the Company as of December 31, 1996 and 1997 and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1997, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K filed with the SEC under the Exchange Act for the year ended December 31, 1997. Upon written request, the Company will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to PennFirst Bancorp, Inc., 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117, Attention: Secretary. The Annual Report on Form 10-K is not a part of this Proxy Statement.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Frank D. Martz
                              Frank D. Martz
                              Senior Vice President of Operations and
                               Secretary
March 20, 1998
Ellwood City, Pennsylvania

                                                                      APPENDIX A


                 PROPOSED AMENDMENT TO THE AMENDED AND RESTATED
              ARTICLES OF INCORPORATION OF PENNFIRST BANCORP, INC.


     Article 1 of the Amended and Restated Articles of Incorporation ("Articles") of PennFirst Bancorp, Inc. is proposed to be amended in the manner described below. If the proposed amendment is adopted, the words contained within the bracketed and bold-faced portions of Article 1 will be adopted, while the words underlined and in bold-face will be deleted from the Articles.

     Article 1.  Name.  The name of the corporation is PennFirst Bancorp, Inc.
                                                       -----------------------
[ESB Financial Corporation] (hereinafter referred to as the "Corporation").

PENNFIRST BANCORP, INC.                                          REVOCABLE PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENNFIRST BANCORP, INC. ("COMPANY") FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 1998 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on April 21, 1998, at 10:00 a.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated on the reverse side hereof.


1.   Election of Directors


[ ]  FOR all nominees listed         [ ] WITHHOLD AUTHORITY to
     (except as marked to the            vote for all nominees
     contrary.)                          listed.

     Nominees for three-year term:  George William Blank, Jr., Lloyd L. Kildoo and Edwin A. Thaner

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL to amend the Company's Amended and Restated Articles of Incorporation to change the corporate name to ESB Financial Corporation.

      [ ]  FOR                   [ ]  AGAINST              [ ]  ABSTAIN


3. Proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for fiscal 1998.

      [ ]  FOR                   [ ]  AGAINST              [ ]  ABSTAIN

     In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

     The Board of Directors recommends that you vote FOR the nominees listed on the reverse side hereof and FOR Proposals 2 and 3. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

     Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the election of the Board of Directors' nominees to the Board of Directors, FOR Proposals 2 and 3, and otherwise at the discretion of the proxies.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for April 21, 1998, a Proxy Statement for the Annual Meeting and the 1997 Annual Report to Stockholders.

     PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.



                          Date:
                                -----------------------------------------, 1998


                          -----------------------------------------------------
                                                Signature


                          -----------------------------------------------------
                                                Signature

                          Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.